Exhibit 10.44

AGREEMENT

AGREEMENT (the “Agreement”), dated as of July 30, 2004, among Cambridge Display Technology, Inc., a Delaware corporation (the “Company”), Kelso Investment Associates VI, L.P., a Delaware limited partnership, KEP VI, LLC, a Delaware limited liability company, Hillman Capital Corporation, a Delaware corporation, Hillman CDT LLC, a Delaware limited liability company, and Hillman CDT 2000 LLC, a Delaware limited liability company (collectively, the “Stockholders”).

W I T N E S S E T H:

WHEREAS, the Company anticipates filing a registration statement in connection with the underwritten initial public offering of the common stock of the Company (the “IPO”);

WHEREAS, the Stockholders are entities that have various investors; and

WHEREAS, the parties agree that it is in the parties’ best interests that an orderly market for the common stock be maintained following the IPO.

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and agreeing to be legally bound, the parties hereby agree as follows:

1. No Distribution. From the date hereof until the 18-month anniversary of the consummation of the IPO, each of the Stockholders agrees not to distribute the common stock of the Company to its respective investors.

2. Termination. This agreement shall automatically terminate if the IPO is not consummated on or before December 31, 2004.

3. Miscellaneous.

a) This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which, taken together, shall be deemed to constitute one and the same agreement. Any counterpart of this Agreement may be delivered via facsimile transmission and shall be binding on the party executing such counterpart to the same extent as an original thereof.

b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the day and year first above written.

KELSO INVESTMENT ASSOCIATES VI, L.P.

By:	Kelso GP VI, LLC,
its general partner

By:	/s/ Frank K Bynum, Jr.
Name:	Frank K. Bynum, Jr.
Title:	Managing Member

KEP VI, LLC

By:	/s/ Frank K Bynum, Jr.
Name:	Frank K. Bynum, Jr.
Title:	Managing Member

HILLMAN CAPITAL CORPORATION

By:	/s/ Gerald Paul Hillman
Name:	Gerald Paul Hillman
Title:	Managing Director

HILLMAN CDT LLC

By:	HILLMAN CAPITAL MANAGEMENT LLC,
its managing member

By:	/s/ Gerald Paul Hillman
Name:	Gerald Paul Hillman
Title:	Managing Director

HILLMAN CDT 2000 LLC

By:	HILLMAN CAPITAL MANAGEMENT 2000 LLC, its managing member

By:	/s/ Gerald Paul Hillman
Name:	Gerald Paul Hillman
Title:	Managing Director

CAMBRIDGE DISPLAY TECHNOLOGY, INC.

By:	/s/ David Fyfe
Name:	David Fyfe
Title:	Chief Executive Officer

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